UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2016

Solitron Devices, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-04978	22-1684144
(Commission File Number)	(IRS Employer Identification No.)

3301 Electronics Way, West Palm Beach, Florida	33407
(Address of Principal Executive Offices)	(Zip Code)

(561) 848-4311

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Solitron Devices, Inc. (the “Company”) will be delayed in the filing of its Quarterly Report on Form 10-Q for the quarter ended August 31, 2016 (the “Form 10-Q”) beyond its October 24, 2016 extended filing date.

As previously disclosed by the Company in its Form 12b-25 filed with the Securities and Exchange Commission on October 17, 2016, the Company was unable to file its Form 10-Q by the October 17, 2016 deadline without unreasonable expense or effort due to i) Hurricane Matthew causing the closing of the Company’s offices from the afternoon of October 5 through October 10; and ii) the Company’s continued efforts to appropriately staff the Company’s financial and accounting function in light of the departure of the Director of Finance. The Company will file its Form 10-Q as soon as practicable.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 24, 2016	SOLITRON DEVICES, INC.

/s/ Tim Eriksen
Tim Eriksen
Chief Executive Officer and
Interim Chief Financial Officer

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